FORCE PROTECTION IND.
9801 Highway 78
Bldg 3
Ladson SC 29456

PURCHASE ORDER

PO Number: 3248
PO Date: 06/29/05
Page: 1
Vendor Phone:
Vendor Fax:

TO
Ricardo Engineering
4000 Ricardo Drive
Van Buren Twp,, MI 48111
USA

ATTN: Tom Reedy

SHIP
Force Protection Inc
Technical Solutions Group Inc
9801 Hwy 78 Bldg 2
Ladson, SC 29456
Attn: Robin Swain
ATTN: Purchasing 843-740-7015

Vendor Code: R1112
PO Type: Purchase
Ordered By: JC
Confirming: N
Order Desc: Cougar Expedite

Ship Via: BEST WAY
Pmt Terms: Net 30
Taxable: N
Job Number: COUGAR EXPEDITE
Freight on Board: SHIP POINT

Line	Order Qty	Part Number / Description	Unit Cost	UM	Amount	Dt Requ'd
	1.00	SERVICE ENGINEERING SERVICES HA213	1682000.0000	EA	$1682000.00	06/29/05
	1.00	DO-A4A RATED STATEMENT This is a rated order certified for national defense use and you are required to follow all the provisions of the defense priorities and allocations system regulations Contract #:M67854-05-D-5091 Priority Rating:DO-A4A Qty:122 Item: Vehicle (JERRV) Delivery: 8/2005 - 2/2006 Engineering Services Proposal HA213	0.0000	EA	$0.00	06/29/05

Please include out PO # on all
Packing Slips & Invoices
Thank You
Force Protection Industries
Tel: 843.740.7015

Total: $1682000.00

Currency : USD